LITMAN GREGORY FUNDS TRUST

Supplement dated September 11, 2020

to Prospectus of the

Litman Gregory Funds Trust dated April 29, 2020, as supplemented

This supplement should be read in conjunction with the Prospectus dated April 29, 2020, as supplemented.

For all existing shareholders of the PartnerSelect Smaller Companies Fund (formerly, Litman Gregory Masters Smaller Companies Fund):

The Board of Trustees (the "Board") of the Litman Gregory Funds Trust (the "Trust" or the "Funds") has approved the tax-free reorganization of the PartnerSelect Smaller Companies Fund, a series of the Trust (the "Smaller Companies Fund"), into the PartnerSelect SBH Focused Small Value Fund, a series of the Trust (the "SBH Focused Small Value Fund") (the "Reorganization"). The Reorganization does not require the approval of the shareholders of the Smaller Companies Fund or the SBH Focused Small Value Fund.

The Reorganization was proposed because, among other things, the announced pending retirement of Dick Weiss, portfolio manager of the portion of the Smaller Companies Fund sub-advised by Wells Capital Management, Inc., and the decision by Litman Gregory Fund Advisors LLC (the "Adviser") to not recommend the continuation of the sub-advisory relationship with Wells absent Mr. Weiss as portfolio manager. The Board also considered the overall decline in assets in the Smaller Companies Fund from shareholder redemptions that has resulted in a corresponding increase in the Smaller Companies Fund's expense ratio. The Adviser has advised the Board that it is unlikely that the Smaller Companies Fund will increase in size significantly in the foreseeable future. The SBH Focused Small Value Fund and the Smaller Companies Fund have the same investment objective and similar investment strategies, policies, risks, and restrictions. Furthermore, the investment sub-advisor of the SBH Focused Small Value Fund also currently manages a portion of the Smaller Companies Fund, thus preserving access by shareholders to this manager's portfolio management expertise. The Adviser has committed to limit the expenses of the SBH Focused Small Value Fund at a level below that of the Smaller Companies Fund at least through April 30, 2022. By consolidating the two funds instead of liquidating the Smaller Companies Fund, the Adviser believes that significant realized and unrealized capital losses and capital loss carryforwards may be preserved for the benefit of shareholders while allowing individual shareholders to assess their particular tax situations and act in their own best interest with respect to the realization of capital gains or losses.

To effectuate the Reorganization, the Smaller Companies Fund will transfer all of its assets to the SBH Focused Small Value Fund, and the SBH Focused Small Value Fund will assume all of the liabilities of the Smaller Companies Fund. On the date of the closing of the Reorganization, shareholders of the Smaller Companies Fund will receive Institutional Class shares of the SBH Focused Small Value Fund equal in aggregate net asset value to the value of their shares of the Smaller Companies Fund, in exchange for their shares of the Smaller Companies Fund. The Reorganization is expected to be effective in October 2020.

Effective September 14, 2020, shares of the Smaller Companies Fund will no longer be offered to new shareholders, and shareholders holding Institutional Class shares of any other series of the Trust will not be able to exchange their shares for shares of the Smaller Companies Fund. Shareholders of the Smaller Companies Fund will be allowed to redeem their shares in the Fund until the closing of the Reorganization.

Please keep this Supplement with your Prospectus.